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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 4, 2004

PIONEER DRILLING COMPANY
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	1-8182 (Commission File Number)	74-2088619 (I.R.S. Employer Identification No.)
9310 Broadway, Building I San Antonio, Texas (Address of principal executive offices)		78217 (Zip Code)

Registrant's telephone number, including area code: (210) 828-7689

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

        On November 4, 2004, we issued a press release announcing our results of operations for the second quarter and the first six months of our fiscal year ending March 31, 2005. A copy of that press release is furnished as Exhibit 99.1 to this report and is incorporated by reference herein.

        The information pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any registration statement filed under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01.    Financial Statements and Exhibits

  (c)
  Exhibits

  99.1
  Press release issued by Pioneer Drilling Company on November 4, 2004

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER DRILLING COMPANY
	By:	/s/ WILLIAM D. HIBBETTS William D. Hibbetts Senior Vice President and Chief Financial Officer
Date: November 5, 2004

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EXHIBIT INDEX

No.	Description
99.1	Press release issued by Pioneer Drilling Company, dated November 4, 2004.

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EXHIBIT INDEX